                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Robert A.  Berman,  Chairman and Chief  Executive  Officer of
Empire  Resorts,  Inc.,  a Delaware  corporation  (the  "Company"),  does hereby certify, to his knowledge, that:

The Annual  Report on Form  10-KSB for the year ended  December  31, 2003 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

March 26, 2004

By: /s/ Robert A. Berman
    -----------------------------
    Robert A. Berman
    Chief Executive Officer